UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2001



                          PARKER & PARSLEY 82-II, LTD.
             (Exact name of Registrant as specified in its charter)




             Texas                        2-75530B            75-1867115
-----------------------------------    --------------    ---------------------
 (State or other jurisdiction of         Commission        (I.R.S. Employer
 incorporation or organization)          File Number     Identification Number)




5205 N. O'Connor Blvd., Suite 1400, Irving, Texas               75039
-------------------------------------------------             -----------
   (Address of principal executive offices)                   (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001


                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

                           Parker & Parsley 82-II Ltd.



Item 2.   Disposition of Assets

     On December 20, 2001, the limited partners of the registrant approved the previously announced merger of the registrant with and into Pioneer Natural Resources USA, Inc. ("Pioneer USA"), with Pioneer USA surviving. The merger occurred on December 20, 2001. As a result of the merger, the limited partners of the registrant received common stock, par value $.01 per share, of Pioneer Natural Resources Company ("Pioneer"). The terms and provisions of the merger have been previously reported in the proxy statement/prospectus dated October 12, 2001, forming a part of Pioneer's registration statement on Form S-4 (Commission File No. 333-59094).

                               S I G N A T U R E S


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PARKER & PARSLEY 82-II, LTD.

                                      By:  Pioneer Natural Resources USA, Inc.
                                             Managing General Partner



Date:    December 21, 2001            By:     /s/ Rich Dealy
                                          ------------------------------------
                                          Rich Dealy
                                          Vice President and
                                          Chief Accounting Officer